EXHIBIT 32



               CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
               CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                      THE SARBANES-OXLEY ACT OF 2002



We, Fred M. Sturm, President and Chief Executive Officer of CalAmp Corp. (the "Company"), and Richard K. Vitelle, Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to our knowledge:

     (1) The Annual Report on Form 10-K of the Company for the annual period ended February 28, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Fred M. Sturm
                              -----------------------------
                               Fred M. Sturm
                               President and Chief Executive Officer



                                   /s/ Richard K. Vitelle
                              -----------------------------
                               Richard K. Vitelle
                               Vice President and Chief Financial Officer



May 9, 2006


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.